Annual Report

December 31, 2001

T. Rowe Price
Institutional Mid-Cap
Equity Growth Fund



Dear Investor

Stocks staged a tremendous late-year rally but still finished 2001 in the red, marking the first time since 1973-74 that the major U.S. averages had each declined for two consecutive years. It was a year of war, recession, terror, and massive corporate failure. Peering into the abyss, America rediscovered its underlying strength and dynamism. By year-end it seemed possible that not just the Taliban regime but also the recession had passed into history.

Growth stocks paced the fourth-quarter rebound while value stocks outperformed for the year. Mid-cap stocks fared better than large-caps for the second year in a row, as the broad-based Standard & Poor's MidCap 400 Index slipped just 0.60% while the large-cap-dominated S&P 500 Stock Index fell 11.89%. Aggressive growth stocks of all sizes posted steep losses, however, culminating in a heart-stopping third-quarter plunge. The Nasdaq Composite Index finished the year down 21.05%, despite surging 37% from its low reached just 10 days after the September 11 terrorist attacks.


Performance Comparison

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------
Institutional Mid-Cap
Equity Growth Fund                                  -0.28%               -1.18%

S&P MidCap 400 Index                                 -1.56                -0.60

Russell Midcap Growth Index                          -8.26               -20.15

Lipper Mid-Cap
Growth Fund Index                                    -9.84               -21.07


Your fund fell 1.18% in 2001, not far behind the S&P MidCap but well ahead of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Fund Index, as shown in the table. In the topsy-turvy second half, your fund posted a slight loss but outperformed all three benchmarks. We are pleased with the fund's results in a difficult year for the markets. Our limited loss is testament not just to the fund's focus on the relatively strong mid-cap segment but also to a stable investment approach that emphasizes discipline, diversification, and growth at a reasonable price. Though value outperformed growth by a substantial margin for the year and the S&P MidCap represents growth and value stocks, your fund delivered comparable performance despite its growth orientation. Our valuation and diversification disciplines helped us avoid the steep losses posted by the more aggressive Russell benchmark and the index of competing funds-though we had our share of tech and telecom losers.


MARKET ENVIRONMENT

The strength of the market's rebound and the apparent resilience of the U.S. economy in the wake of Septem-ber 11 were nothing short of remarkable. Consumer spending remained healthy, the Federal Reserve eased monetary policy aggressively, and investors chose to look resolutely forward to better times in 2002.

After having slowed the pace of its rate cuts at midyear, the Fed came back with a vengeance following the terrorist attacks. On the morning of September 17, just before the equity markets reopened, the Fed cut the federal funds target rate by a half point, just one in an extraordinary series of moves throughout 2001. The federal funds rate ended the year at 1.75%, the lowest level since 1961.

Fiscal policy was more of a mixed bag. Of course, spending had already received a boost from the federal government's response to the terrorist attacks, and President Bush's original tax cut took effect and will continue to grow incrementally year by year. However, improved economic data, the rebounding stock market, and military victory in Afghanistan combined to dissipate the bipartisan sense of urgency for additional fiscal stimulus.

In addition to the return of partisan bickering, the economy and the markets withstood no shortage of other scary headlines, such as the astonishing collapse of Enron, political and economic turmoil in Argentina, and the possibility of war between India and Pakistan. The unemployment rate also continued to rise and consumer debt levels remained fairly high. Nonetheless, signs grew that the economy had hit bottom and had even begun to recover. Economic indicators either improved outright or ceased deteriorating. Significantly lower energy prices were expected to put an additional $100 billion in consumers' pockets, and heavy mortgage refinancing added even more.


Growth vs. Value

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------
Russell Midcap
Growth Index                                        -8.26%              -20.15%

Russell Midcap Value Index                           -0.91                 2.33


Both growth and value stocks fell in the second half, though value continued to outperform by a wide margin for the year. Growth stocks led the late-year rebound, however, and generally perform better in the early stages of an economic recovery. Mid-cap valuations remain favorable compared with large-caps. According to market research firm The Leuthold Group, mid-caps are trading at 17 times 2002 earnings estimates compared with a forward price/earnings ratio of 21 for large-caps. Meanwhile, consensus earnings growth estimates for mid-caps over the next five years are higher than those for large-caps, at 17% versus 15%.


PORTFOLIO REVIEW

The industrials and business services, health care, and consumer discretionary sectors were the fund's top contributors during the second half.

Our top individual contributor, however, came from the technology sector. Affiliated Computer Services, a longtime holding, is an information technology outsourcer and systems integrator that continued to show strong profit growth. The federal government is expected to expand its technology outsourcing rapidly in the years ahead, and Affiliated is well positioned to benefit.

Concord EFS, another longtime holding and our third-largest contributor in the half, is a leading electronic transaction processor that delivers strong profit growth and a high return on equity. Concord is profiting from the growing use of debit cards at retail outlets such as gas stations, supermarkets, and convenience stores. It has been a successful investment and the shares seemed fully priced, so we trimmed our holdings in the stock by year-end.

Affiliated and Concord are examples of the service-oriented companies we have traditionally found attractive, and they were our top two contributors for 2001, as well. Both use technology to improve the productivity of their clients, but they are not manufacturers of technology gear and thus are not exposed to the business cycle (or the product cycle) in quite the same way.

The fund's second largest contributor in the second half was Whole Foods Market, the world's biggest chain of natural foods supermarkets. Your fund has owned the stock for several years, but we began adding significantly to the position early this year on weakness. The company made some missteps in 2000, management was viewed skeptically on Wall Street, and the economy was slowing down. We found Whole Foods to be an attractively valued company with a good store concept, strong square footage growth, and better results than other food retailers.

The technology sector was again our largest detractor in the second half, with particular weakness in Internet software and services. The telecommunications services and energy sectors were also detractors.

Wireless communications service providers Western Wireless and Triton PCS Holdings were both among our top detractors in the second half. Western Wireless provides service in the mountain states of the western U.S., while Triton PCS is an AT&T Wireless affiliate. The industry posted disappointing subscriber growth in the period, and both holdings fell short of financial targets. We believe that the value of the roaming fees paid by national carriers to regional providers, especially Western Wireless, may be currently underappreciated.

Peregrine Systems, a provider of business-to-business e-commerce software as well as infrastructure management software, was our second-largest detractor in the period. Economic weakness in Europe and North America and corporations' deferral of large software purchases crimped Peregrine's sales severely, and the stock plunged.

Our largest detractor for the year was Exodus Communications, which we discussed in our last letter. We underestimated just how much overcapacity had been built in the Web-hosting industry and how quickly demand would evaporate. We anticipated-incorrectly-that enterprise spending by major corporations would replace much of the lost demand from dot-coms, of which we had long been skeptical. In the end, with too much competition, too much capacity, and too high expectations, even this once-promising infrastructure company ended up in the dot-com dustbin.

Major purchases during the past six months included commercial and defense aerospace company Rockwell Collins (which was spun off from Rockwell International), coffee purveyor Starbucks, which we consider one of the best restaurant concepts in a generation, and Weight Watchers International, a great franchise and an excellent business model.

Top sales included specialty commercial lender Heller Financial, which was acquired by General Electric for a substantial premium (Heller was our fifth-largest contributor in the second half and third for the year); AmerisourceBergen, a very successful investment for us (and still a core holding) that was formed by the merger last year of longtime holding Amerisource Health and Bergen Brunswig, both drug distributors; and independent power producer Orion Power Holdings, which agreed to be acquired by Reliant Resources for a small premium.


Sector Diversification

                                                   6/30/01             12/31/01
--------------------------------------------------------------------------------
Consumer Discretionary                                  13%                  14%

Consumer Staples                                         1                    2

Energy                                                   6                    8

Financials                                              12                   10

Health Care                                             23                   23

Industrials and Business Services                       15                   20

Information Technology                                  22                   18

Materials                                                1                    0

Telecommunication Services                               4                    2

Utilities                                                1                    0

Reserves                                                 2                    3

Total                                                  100%                 100%


INVESTMENT STRATEGY AND OUTLOOK

While the turn of the millennium would seem to be an artificial inflection point, it appears, in retrospect, to have marked the end of a truly extraordinary period in U.S. economic, political, and social history. This period had its roots in the late 1970s and early 1980s when then Federal Reserve Chairman Paul Volcker pushed short-term interest rates as high as 20%, causing a deep recession in 1980-81 but effectively ending the inflation menace. Two decades of generally falling interest rates followed. After an intense military buildup in the early and mid-1980s, the fall of the former Soviet Union delivered a "peace dividend," the role of government in U.S. society became more subdued, and a golden age of American capitalism ensued. The stock market delivered returns that were unprecedented in size and duration over the scope of American history. The last half of the 1990s was the crescendo of that era-a time of low inflation, soaring budget surpluses, an abiding faith in technology's ability to enhance our future, and five consecutive years of double-digit equity market returns.

As we are able to put the 1990s into better perspective, it is becoming clearer where we have come from, but, as usual, it is not as easy to discern exactly where we are headed. We are in a period of transition that began well before the shocking events of September 11. The collapse of the Internet bubble, the grinding bear market, the recession, and the precipitous drop in corporate profits all preceded the terrorist attacks on the World Trade Center and the Pentagon. Beyond the short-term impact, the escalation of the terror threat does have longer-term economic implications. The need for increased security acts like a tax, and may be a drag on productivity. Globalization faces many new obstacles-some related to terrorism, some not-and may now be stalled, imperiling the freer flow of goods, capital, and labor across international borders. Government will likely play a larger role in the economy in the years ahead, reversing a two-decade trend.

This is not to suggest that we are doomed to relive the 1970s (though the return of bell-bottoms does give pause), nor are we proclaiming "The Death of Equities," as a Business Week cover famously declared just before the greatest bull market of all time. Rather, this transitional period will likely be one of diminished expectations. The economy and the stock market will recover, but the shape of that recovery is unlikely to resemble recent experience (with the exception that disinflationary pressures are almost certain to persist).

The Internet bubble was a once-in-a-generation mania, and the aftershocks of such events seldom subside in a year or two. As we have noted before, the most significant excess of the late 1990s was not the frothiness of dot-com share prices, per se, but a capital spending boom of unprecedented magnitude, partially financed by those share prices, and concentrated in technology and telecommunications equipment and infrastructure. While most recessions begin when the consumer pulls back and unsold inventories build to unsustainably high levels, this downturn was different. Last year's recession was almost entirely a contraction in business investment while the consumer continued to spend. Structural excesses of this kind take much longer to remedy than garden-variety inventory imbalances.

That said, the way that consumers have held up their end of the bargain (so to speak) has been impressive. In our last letter, we observed that consumer spending would be the key to preventing a more serious downturn. The early signs have been encouraging, as consumers proved at year-end that they had the means and the desire to continue propping up the economy. Relatively high consumer debt remains a worry, as does the possibility that sales of big-ticket items such as cars may simply have been borrowed from the future in response to generous incentives. But if the recession has ended already, as some assert, then we must give the consumer credit.

Technology stocks led the tremendous year-end rally that raised so many investors' hopes, but technology valuations are again very high, even assuming a strong economic rebound. History tells us that while the leaders of an old bull market sometimes lead the initial charge of a new bull market, they are soon displaced by a new and different breed. The Institutional Mid-Cap Equity Growth Fund continues to emphasize steadily growing companies in sectors such as business services and health care. For aggressive growth opportunities, we are inclined to favor specialty pharmaceutical and biotechnology stocks over information technology shares. The life sciences industry is driven by U.S. demand, and is less dependent on cross-border trade than the technology supply chain. These stocks should benefit in the years to come from increasing product approvals for exciting life-saving and life-extending new therapies. Unlike the early 1990s, when few emerging biotechnology companies were profitable, today many biotech companies generate healthy profits and even more are on the cusp of profitability. One might even draw an analogy between the biotechnology industry today and the technology industry 10 years ago.

Though times change, there will always be opportunities in the dynamic U.S. business environment, and we are as convinced as ever that a focus on mid-size growth companies is an excellent way to find them. We believe that mid-cap stocks are poised to continue outperforming large-caps, as they have since mid-1999, because relative earnings growth rates and valuations remain favorable. In addition, mid-caps historically have a stronger earnings rebound coming out of recessions than large-caps. Our outlook for a gradual economic recovery and generally low interest rates and inflation also augurs well for true growth stocks.


Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee


John F. Wakeman
Executive vice president of the fund

January 16, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights

Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

Affiliated Computer Services                                      2.9%

Concord EFS                                                       2.4

Waddell & Reed Financial                                          2.1

Wellpoint Health Networks                                         2.0

Omnicare                                                          1.9

Gilead Sciences                                                   1.7

Robert Half International                                         1.6

Western Wireless                                                  1.5

Whole Foods Market                                                1.5

BJ Services                                                       1.4

AmerisourceBergen                                                 1.3

Lamar Advertising                                                 1.3

Family Dollar Stores                                              1.3

Republic Services                                                 1.3

Best Buy                                                          1.3

Manpower                                                          1.2

MedImmune                                                         1.2

Apogent Technologies                                              1.2

Dollar Tree Stores                                                1.2

Laboratory Corporation of America                                 1.2

Ocean Energy                                                      1.2

Lattice Semiconductor                                             1.2

Diamond Offshore Drilling                                         1.2

Cephalon                                                          1.2

O'Reilly Automotive                                               1.1

Total                                                            37.4%


Note: Table excludes reserves.



Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Institutional Mid-Cap Equity Growth Fund


                                                   Lipper         Institutional
                                                   Mid-Cap              Mid-Cap
                                                    Growth               Equity
                                 S&P MidCap           Fund               Growth
                                  400 Index          Index                 Fund

7/31/96                           10,000            10,000               10,000

12/31/96                          11,706            11,137               11,610

12/31/97                          15,481            12,400               13,745

12/31/98                          18,441            13,986               16,693

12/31/99                          21,155            24,297               20,883

12/31/00                          24,860            20,377               22,524

12/31/01                          24,710            16,084               22,258


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Institutional Mid-Cap Equity Growth Fund

Periods Ended 12/31/01
                                                              Since    Inception
         1 Year            3 Years          5 Years       Inception         Date
--------------------------------------------------------------------------------
         -1.18%             10.06%           13.90%          15.91%      7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



Portfolio Highlights

Contributions to the Change in Net Asset Value per Share

6 Months Ended 12/31/01


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
Affiliated Computer Services                                       18(cent)

Whole Foods Market                                                 11

Concord EFS                                                        10

Wellpoint Health Networks                                           8

Heller Financial**                                                  8

Omnicare                                                            7

AmerisourceBergen                                                   6

Best Buy                                                            6

Waters Corporation                                                  5

O'Reilly Automotive                                                 5

Total                                                              84(cent)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Western Wireless                                                  -13(cent)

Peregrine Systems                                                  10

HomeStore.com**                                                     8

VeriSign                                                            7

Devon Energy                                                        7

Shire Pharmaceuticals                                               7

Mercury Interactive                                                 7

Allegiance Telecom**                                                6

Franklin Resources                                                  5

Triton PCS Holdings                                                 5

Total                                                             -75(cent)
--------------------------------------------------------------------------------



12 Months Ended 12/31/01


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
Affiliated Computer Services                                       25(cent)

Concord EFS                                                        18

Heller Financial**                                                 13

Gilead Sciences                                                    13

Best Buy                                                           13

Whole Foods Market                                                 11

KLA-Tencor                                                         11

AmerisourceBergen                                                  10

Dollar Tree Stores*                                                 9

Electronic Arts                                                     9

Total                                                             132(cent)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Exodus Communications**                                           -22(cent)

Waters Corporation                                                 19

NetIQ                                                              12

Allegiance Telecom**                                               12

Crown Castle International**                                       12

Devon Energy                                                       11

McLeodUSA**                                                        10

Internet Security Systems                                          10

Mercury Interactive                                                10

Western Wireless                                                    9

Total                                                            -127(cent)
--------------------------------------------------------------------------------

 *   Position added
**   Position eliminated



Financial Highlights
T. Rowe Price Institutional Mid-Cap Equity Growth Fund


                  For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE

Beginning of
period         $   19.84   $   20.07   $   16.28   $   13.69   $   11.59


Investment activities
  Net investment
  income (loss)    (0.04)      (0.04)      (0.02)      (0.04)      (0.01)*

  Net realized and
  unrealized gain  (0.20)       1.59        4.08        2.94        2.14

  Total from
  investment
  activities       (0.24)       1.55        4.06        2.90        2.13


Distributions

  Net realized
  gain             (0.16)      (1.78)      (0.27)      (0.31)      (0.03)

NET ASSET VALUE

End of
period         $   19.44   $   19.84   $   20.07   $   16.28   $   13.69
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)          (1.18)%      7.86%      25.10%      21.45%      18.39%*

Ratio of total
expenses to
average
net assets          0.65%       0.65%       0.70%       0.85%       0.85%*

Ratio of net
investment
income (loss)
to average
net assets         (0.23)%     (0.20)%     (0.13)%     (0.35)%     (0.12)%*

Portfolio turnover
rate                48.6%       67.5%       55.4%       52.8%       41.0%

Net assets,
end of
period         $ 308,279   $ 308,336   $ 265,724   $ 131,575   $  57,974


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        * Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
December 31, 2001


                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  97.0%

CONSUMER DISCRETIONARY  14.1%

Hotels, Restaurants & Leisure  1.6%

Outback Steakhouse *                                80,000      $         2,740

Starbucks *                                        118,000                2,248

                                                                          4,988


Household Durables  0.3%

Garmin *                                            42,000                  892

                                                                            892


Media  5.0%

Catalina Marketing *                                49,000                1,700

Charter Communications (Class A) *                 180,000                2,958

Cox Radio (Class A) *                               85,000                2,166

Entercom Communications *                           19,000                  950

Lamar Advertising (Class A) *                       95,000                4,018

Rogers Communications (Class B) *                  124,000                2,083

TMP Worldwide *                                     34,000                1,459

                                                                         15,334


Multiline Retail  3.3%

BJ's Wholesale Club *                               56,000                2,470

Dollar Tree Stores *                               118,000                3,648

Family Dollar Stores                               132,000                3,957

                                                                         10,075


Specialty Retail  3.4%

Best Buy *                                          52,000                3,873

O'Reilly Automotive *                               95,000                3,478

TJX                                                 77,000                3,069

                                                                         10,420


Textiles & Apparel  0.5%

Coach *                                             43,000                1,676

                                                                          1,676

Total Consumer Discretionary                                             43,385


CONSUMER STAPLES  1.9%

Food & Drug Retailing  1.9%

Sysco                                               47,000                1,232

Whole Foods Market *                               104,000                4,538

Total Consumer Staples                                                    5,770


ENERGY  7.3%

Energy Equipment & Services  4.1%

BJ Services *                                      135,000      $         4,381

Cooper Cameron *                                    41,000                1,655

Diamond Offshore Drilling                          118,000                3,587

Smith *                                             57,000                3,056

                                                                         12,679


Oil & Gas  3.2%

Devon Energy                                        78,000                3,015

EOG Resources                                       85,000                3,324

Ocean Energy                                       189,000                3,629

                                                                          9,968

Total Energy                                                             22,647


FINANCIALS  10.4%

Banks  0.2%

Silicon Valley Bancshares *                         24,000                  642

                                                                            642


Diversified Financials  4.6%

Capital One Financial                               23,000                1,241

Federated Investors (Class B)                       72,000                2,295

Franklin Resources                                  85,000                2,998

Legg Mason                                          26,000                1,299

Waddell & Reed Financial (Class A)                 200,000                6,440

                                                                         14,273


Insurance  5.6%

ACE                                                 56,000                2,249

Allmerica Financial                                 56,000                2,495

Nationwide Financial Services (Class A)             12,000                  498

PMI                                                 28,000                1,876

Principal Financial *                               56,000                1,344

Progressive                                         22,500                3,359

Protective Life                                     66,000                1,909

Radian                                              78,000                3,350

                                                                         17,080

Total Financials                                                         31,995


HEALTH CARE  23.2%

Biotechnology  7.0%

Abgenix *                                           21,000                  707

Alkermes *                                          70,000                1,846

Cephalon *                                          47,000      $         3,553

Gilead Sciences *                                   82,000                5,389

Human Genome Sciences *                             33,000                1,113

IDEC Pharmaceuticals *                              34,100                2,350

MedImmune *                                         80,000                3,706

Protein Design Labs *                               10,000                  329

Sepracor *                                          31,000                1,769

Vertex Pharmaceuticals *                            35,000                  858

                                                                         21,620


Health Care Equipment & Supplies  2.7%

Apogent Technologies *                             142,000                3,664

Invitrogen *                                        33,000                2,044

Waters Corporation *                                71,000                2,751

                                                                          8,459


Health Care Providers & Services  9.7%

AmerisourceBergen                                   64,000                4,067

Anthem *                                            66,000                3,267

Davita *                                            95,000                2,323

Health Management (Class A) *                      118,000                2,171

Laboratory Corporation of America *                 45,000                3,638

Lincare *                                           75,000                2,149

Omnicare                                           232,000                5,772

WebMD *                                             22,800                  161

Wellpoint Health Networks *                         53,000                6,193

                                                                         29,741


Pharmaceuticals  3.8%

Allergan                                            34,000                2,552

Biovail *                                           32,000                1,800

King Pharmaceuticals *                              71,000                2,991

Shire Pharmaceuticals ADR *                         59,000                2,160

Teva Pharmaceutical ADR                             38,000                2,343

                                                                         11,846

Total Health Care                                                        71,666


INDUSTRIALS & BUSINESS SERVICES  20.3%

Aerospace & Defense  1.8%

L-3 Communications *                                28,000                2,520

Rockwell Collins                                   157,000                3,062

                                                                          5,582


Air Freight & Couriers  0.8%

C.H. Robinson Worldwide                             24,000      $           695

Expeditors International of Washington              31,000                1,765

                                                                          2,460


Commercial Services & Supplies  14.8%

Apollo (Class A) *                                  19,000                  855

BISYS *                                             42,000                2,688

Ceridian *                                         118,000                2,212

Certegy *                                           95,000                3,251

Choicepoint *                                       54,000                2,737

Concord EFS *                                      227,000                7,442

Convergys *                                         83,000                3,112

FIserv *                                            35,000                1,481

Iron Mountain *                                     62,000                2,716

Manpower                                           111,000                3,742

Republic Services (Class A) *                      198,000                3,954

Robert Half International *                        182,000                4,859

Sabre (Class A) *                                   71,000                3,007

Viad                                                70,000                1,658

Weight Watchers International *                     57,000                1,928

                                                                         45,642


Industrial Conglomerates  0.5%

Teleflex                                            31,000                1,467

                                                                          1,467


Machinery  2.1%

Danaher                                             52,000                3,136

ITT Industries                                      64,000                3,232

                                                                          6,368


Trading Companies & Distributors  0.3%

MSC Industrial Direct (Class A) *                   56,000                1,106

                                                                          1,106

Total Industrials & Business Services                                    62,625


INFORMATION TECHNOLOGY  17.5%

Communications Equipment  0.3%

Brocade Communications Systems *                    23,000                  762

                                                                            762


Computers & Peripherals  0.3%

Lexmark (Class A) *                                 16,000                  944

                                                                            944


Electronic Equipment & Instruments  2.7%

Celestica *                                         52,000      $         2,100

Jabil Circuit *                                     94,000                2,136

Molex (Class A)                                     47,000                1,270

Sanmina *                                          118,000                2,348

Symbol Technologies                                 37,000                  587

                                                                          8,441


Internet Software & Services  1.4%

Internet Security Systems *                         37,600                1,206

RealNetworks *                                      70,000                  416

VeriSign *                                          71,000                2,703

                                                                          4,325


IT Consulting & Services  4.5%

Affiliated Computer Services (Class A) *            83,000                8,809

KPMG Consulting *                                  187,000                3,109

SunGard Data Systems *                              62,000                1,794

                                                                         13,712


Semiconductor Equipment & Products  4.6%

Analog Devices *                                    32,000                1,421

Cabot Microelectronics *                             9,000                  713

Intersil (Class A) *                                47,000                1,521

KLA-Tencor *                                        45,000                2,230

Lattice Semiconductor *                            175,000                3,599

Maxim Integrated Products *                         59,000                3,098

Novellus Systems *                                  38,000                1,500

                                                                         14,082


Software  3.7%

Adobe Systems                                       47,000                1,460

Electronic Arts *                                   54,500                3,267

Informatica *                                       54,800                  795

Intuit *                                            34,500                1,477

Lawson Software *                                   14,200                  224

Mercury Interactive *                               54,000                1,835

NetIQ *                                              1,500                   53

Peregrine Systems *                                119,000                1,764

Siebel Systems *                                    23,000                  644

                                                                         11,519

Total Information Technology                                             53,785


TELECOMMUNICATION SERVICES  2.2%

Wireless Telecommunication Services  2.2%

Triton PCS Holdings (Class A) *                     80,000      $         2,348

Western Wireless (Class A) *                       161,000                4,549

Total Telecommunication Services                                          6,897

Total Miscellaneous Common
Stocks 0.1%                                                                 261

Total Common Stocks (Cost  $223,936)                                    299,031


Short-Term Investments  2.9%

Money Market Fund  2.9%

T. Rowe Price Government Reserve
Investment Fund, 1.81% #                         9,004,596                9,004

Total Short-Term Investments
(Cost  $9,004)                                                            9,004

Total Investments in Securities
99.9% of Net Assets
(Cost $232,940)                                                 $       308,035

Other Assets Less Liabilities                                               244

NET ASSETS                                                      $       308,279
                                                                ---------------

Net Assets Consist of:

Undistributed net realized
gain (loss)                                                     $       (15,689)

Net unrealized gain (loss)                                               75,095

Paid-in-capital applicable to
15,855,909 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                  248,873

NET ASSETS                                                      $       308,279
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         19.44
                                                                ---------------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts


The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income

  Dividend                                                 $      809

  Interest                                                        331

  Securities lending                                               47

  Total income                                                  1,187


Expenses

  Investment management                                         1,704

  Custody and accounting                                          115

  Legal and audit                                                  13

  Directors                                                         9

  Shareholder servicing                                             2

  Prospectus and shareholder reports                                1

  Miscellaneous                                                     4

  Total expenses                                                1,848


Net investment income (loss)                                     (661)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                        (15,688)

Change in net unrealized gain
on loss on securities                                          12,346

Net realized and unrealized gain (loss)                        (3,342)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   (4,003)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
In thousands


                                                     Year
                                                    Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $          (661)     $          (639)

  Net realized
  gain (loss)                                      (15,688)              24,541

  Change in net
  unrealized
  gain (loss)                                       12,346               (2,969)

  Increase (decrease)
  in net assets
  from operations                                   (4,003)              20,933


Distributions to shareholders

  Net realized gain                                 (2,489)             (25,547)


Capital share transactions *

  Shares sold                                       41,743               73,386

  Distributions reinvested                           2,220               22,757

  Shares redeemed                                  (37,528)             (48,917)

  Increase (decrease)
  in net assets
  from capital
  share transactions                                 6,435               47,226


Net Assets

Increase (decrease)
during period                                          (57)              42,612

Beginning of period                                308,336              265,724

End of period                              $       308,279      $       308,336
                                           -------------------------------------


*Share information

  Shares sold                                        2,213                3,493

  Distributions reinvested                             118                1,164

  Shares redeemed                                   (2,019)              (2,350)

  Increase (decrease)
  in shares
  outstanding                                          312                2,307

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Institutional Mid-Cap Equity Growth Fund
December 31, 2001


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on July 31, 1996. The fund seeks to provide long-term capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of the fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities.

Purchases and sales of portfolio securities, other than short-term securities, aggregated $135,553,000 and $137,311,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 totaled $2,489,000 and were characterized as long-term capital gain for tax purposes. The tax-basis components of net assets at December 31, 2001 were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $88,049,000

Unrealized depreciation                                    (17,966,000)

Net unrealized appreciation
(depreciation)                                              70,083,000

Capital loss carryforwards                                 (10,677,000)

Distributable earnings                                      59,406,000

Paid-in capital                                            248,873,000

Net assets                                                $308,279,000
                                                          ------------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $5,012,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002. Further, the fund intends to retain realized capital gains that may be offset against available capital loss carry-forwards for federal income tax purposes. As of December 31, 2001, the fund has $10,677,000 of capital loss carryforwards that expire in 2009.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $  661,000

Undistributed net realized gain                               120,000

Paid-in capital                                              (781,000)


At December 31, 2001, the cost of investments for federal income tax purposes was $237,952,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $152,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.60 % of average daily net assets.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $65,000 for the year ended December 31, 2001, of which $6,000 was payable at year end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $331,000 and are reflected as interest income in the accompanying Statement of Operations.



Report of Independent Accountants


To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Mid-Cap Equity Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Institutional Mid-Cap Equity Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Institutional Mid-Cap Equity Growth Fund


Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $2,489,000 from long-term capital gains, subject to the 20% rate gains category.



T. Rowe Price Institutional Mid-Cap Equity Growth Fund


Annual Meeting Results

The T. Rowe Price Institutional Mid-Cap Equity Growth Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):


M. David Testa
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

James A.C. Kennedy
Affirmative:                                               19,914,732.491
Withhold:                                                     981,478.760

Total:                                                     20,896,211.251

Calvin W. Burnett
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Anthony W. Deering
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Donald W. Dick, Jr.
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

David K. Fagin
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

F. Pierce Linaweaver
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Hanne M. Merriman
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

John G. Schreiber
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Hubert D. Vos
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

Paul M. Wythes
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251

James S. Riepe
Affirmative:                                               20,896,211.251
Withhold:                                                            .000

Total:                                                     20,896,211.251



T. Rowe Price Institutional Mid-Cap Equity Growth Fund


Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  in 2001     Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   in 2001     Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick,                     in 1996     EuroCapital                 Applicable
Jr.                                   Advisors,
100 East                              LLC, an
Pratt                                 acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     in 1996     Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources
                                      Canyon                      Corp.
                                      Resources
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                in 2001     F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  in 1996     Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and US
                                                                  Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 in 2001     Centaur                     Residential
100 East                              Capital                     Properties
Pratt                                 Partners,                   Trust, Host
Street                                Inc., a                     Marriott
10/21/46                              real estate                 Corporation,
                                      investment                  and The Rouse
                                      company;                    Company,
                                      Senior Advisor              real estate
                                      and Partner,                developers
                                      Blackstone
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       in 1996     Stonington                  Applicable
100 East                              Capital
Pratt Street                          Corporation,
8/2/33                                a private
                                      investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    in 1996     Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity
                                      capital
                                      to young
                                      high-technology
                                      companies
                                      throughout
                                      the United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
James A.C.   Director     Elected     Managing         32         Not
Kennedy                   in 1997     Director and                Applicable
100 East                              Director,
Pratt                                 T. Rowe
Street                                Price and
8/15/53                               T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     in 1996     of the Board,               Applicable
100 East                              Director and
Pratt                                 Managing
Street                                Director,
6/25/43                               T. Rowe
                                      Price Group,
                                      Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services,
                                      Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.;
                                      Chairman of
                                      the Board,
                                      Director,
                                      President,
                                      and Trust
                                      Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice Chairman    97         Not
Testa                     in 1996     of the Board,               Applicable
100 East                              Chief
Pratt                                 Investment
Street                                Officer,
4/22/44                               Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.